UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2011

Gilead Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Lakeside Drive, Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 574-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On November 21, 2011, Gilead Sciences, Inc., a Delaware corporation (“Gilead”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Gilead, Royal Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Gilead (“Merger Sub”) and Pharmasset, Inc., a Delaware corporation (“Pharmasset”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of Pharmasset (the “Shares”) at a price of $137.00 per Share, net to the seller, in cash but subject to any required withholding taxes (the “Offer Price”). Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Pharmasset (the “Merger”), with Pharmasset surviving as a wholly-owned subsidiary of Gilead. At the effective time of the Merger, each Share not acquired in the Offer (other than (i) Shares owned by Gilead, Merger Sub or any of their wholly-owned subsidiaries, (ii) Shares owned by Pharmasset or its subsidiary and (iii) Shares held by stockholders who properly demand appraisal of their Shares in accordance with Delaware law) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without interest.

The obligation of Merger Sub to accept for payment and pay for Shares tendered into the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and there being validly tendered (not including Shares tendered pursuant to procedures for guaranteed delivery and not actually delivered prior to the expiration of the Offer) into the Offer and not properly withdrawn a number of Shares that, together with the Shares beneficially owned by Gilead and Merger Sub, constitute at least a majority of the total number of then outstanding Shares on a fully diluted basis (such condition, the “Minimum Tender Condition”). The Minimum Tender Condition may not be waived by Merger Sub without the prior written consent of Pharmasset.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Gilead’s stockholders. None of Gilead’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Gilead, Merger Sub, Pharmasset or any of their respective subsidiaries or affiliates. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Gilead or Pharmasset, and should not be relied upon as disclosure about Gilead or Pharmasset without consideration of the periodic and current reports and statements that Gilead and Pharmasset file with the Securities and Exchange Commission (“SEC”). Factual disclosures about Gilead contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement.

Additional Information and Where to Find It

The tender offer described in this Form 8-K has not yet commenced. This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell Shares. At the time the Offer is commenced, Gilead will file a Tender Offer Statement on Schedule TO with the SEC, and Pharmasset will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Pharmasset stockholders and other investors are urged to read the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement because they will contain important information which should be read carefully before any decision is made with respect to the tender offer. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of Pharmasset at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Free copies of these materials and certain other offering documents will be made available by Gilead by mailing a request to Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, CA 94404, attention: Investor Relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, Gilead and Pharmasset file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Gilead or Pharmasset at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Gilead’s and Pharmasset’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statement

This Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies’ and members of their senior management team. Forward-looking statements also include, without limitation, statements regarding business combination and similar transactions, prospective performance and opportunities and the outlook for the companies’ businesses, including, without limitation: the ability of Gilead to advance Pharmasset’s product pipeline or develop an all-oral antiviral regimen for the hepatitis C virus; performance and opportunities and regulatory approvals; the anticipated timing of data from clinical data; the possibility of unfavorable results of the companies’ clinical trials; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Pharmasset’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of the transaction on relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; and other risks and uncertainties detailed from time to time in the companies’ periodic reports filed with the SEC, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to the companies, and the companies assume no obligation to update any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 21, 2011, among Gilead, Merger Sub and Pharmasset.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

By:	/s/ John F. Milligan, Ph.D.
Name:	John F. Milligan, Ph.D.
Title:	President and Chief Operating Officer

Dated: November 25, 2011

EXHIBIT LIST

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 21, 2011, among Gilead, Merger Sub and Pharmasset.